VANGUARD(R) CONVERTIBLE SECURITITES FUND

ANNUAL REPORT -- NOVEMBER 30, 2000

[Vanguard Ship Logo]

A member of
The Vanguard Group(R)

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY
* Vanguard Convertible Securities Fund provided a total return of 5.3% during the 12 months ended November 30, 2000, surpassing the returns of its average peer and its index benchmark.
* After gaining in value during the first third of the fiscal year, the fund's holdings declined in value in the final two-thirds of the period.
* Periodic price declines should be expected as part and parcel of the fund's risk/return profile.

CONTENTS
 1 Letter from the Chairman
 6 Report from the Adviser
 9 Fund Profile
10 Glossary of Investment Terms
12 Performance Summary
13 Report on After-Tax Returns
14 Financial Statements
22 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholders,

VANGUARD CONVERTIBLE SECURITIES FUND provided a total return of 5.3% during the 12 months ended November 30, 2000, outpacing the returns of the average convertible securities mutual fund and our unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index.

--------------------------------------------------------------------------------
2000 TOTAL RETURNS                                             Fiscal Year Ended
                                                                     November 30
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                                        5.3%
Average Convertible Securities Fund*                                        3.7
CS First Boston Convertibles Index                                          1.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund started its 2000 fiscal year on a high note, gaining 24.1% in the first four months. But a sell-off in technology and telecommunications stocks began in March, leading the overall stock market and the fund sharply lower during the remainder of the year. Indeed, the fund declined -15.2% in the last eight months.
     The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $13.18 per share on November 30, 1999, to $12.68 per share on November 30, 2000, and reflects dividends totaling $0.55 per share paid from net investment income and a distribution of $0.70 per share paid from net realized capital gains.
     If you own Vanguard Convertible Securities Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 13.

FINANCIAL MARKETS IN REVIEW
The fiscal year 2000 was a tumultuous period for the U.S. stock market. Despite a strong start, most broad market indexes notched negative returns for the full fiscal year.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2000

                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -4.2%        12.7%        18.7%
Russell 2000 Index (Small-caps)                  -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)              -5.8         10.8         16.7
MSCI EAFE Index (International)                  -9.5          8.7          7.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index               7.7          5.0          5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         5.9          5.2          5.2
================================================================================
CPI
Consumer Price Index                              3.4%         2.5%         2.5%
--------------------------------------------------------------------------------

     Technology and telecommunications stocks, in particular, skyrocketed during the first few months of the fiscal year, but then slumped badly. Many other segments also suffered-- in part because the U.S. economy slowed from the breakneck pace it set early in the period. Indeed, the key question on many investors' minds shifted from whether the economy was overheating to whether it might slide into a recession.

--------------------------------------------------------------------------------
THE KEY QUESTION ON MANY INVESTORS' MINDS SHIFTED FROM WHETHER THE ECONOMY WAS OVERHEATING TO WHETHER IT MIGHT DECLINE.
--------------------------------------------------------------------------------

     As the period came to a close, the tech-heavy Nasdaq Composite Index and the large-capitalization-oriented Standard & Poor's 500 Index were about 50% and 14% below their respective all-time highs, both reached in March. Despite the general decline, there were pockets of excellent performance within the stock market. The slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--stocks with below-average prices in relation to such fundamental measures as earnings and book value. Large-capitalization stocks, which had led the market during most of the 1990s, were laggards during fiscal 2000, when mid-cap stocks, especially those with a value bent, notched the best returns.
     Bonds were far more placid and rewarding than stocks during the period. Long-term Treasury bonds performed particularly well. Treasuries led the general decline in long-term interest rates, which was aided by the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Brothers Long U.S. Treasury Bond Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite so strong, but were still solid.
     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation-- were welcomed by most segments of the bond market. However, for bonds from issuers with questionable creditworthiness, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate revenues, which, in turn, can damage issuers' ability to make debt payments. The Lehman High Yield Index of junk bonds returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

--------------------------------------------------------------------------------
OUR PRACTICE OF SELLING CONVERTIBLES THAT START TO TRADE IN TANDEM WITH THE ISSUERS' COMMON STOCKS HELPED THE FUND TO BEAT ITS AVERAGE PEER.
--------------------------------------------------------------------------------

     Consistent with their hybrid nature and the relatively low credit quality of many convertible security issuers, convertibles generally were "middle-of-the-pack" performers during the 12-month period. Convertibles delivered better results than the overall stock market, but they lagged bonds.

FISCAL 2000 PERFORMANCE OVERVIEW
Vanguard Convertible Securities Fund's total return of

5.3% during the 12 months ended November 30, 2000, was respectable, though far lower than its 24.8% return a year earlier. As noted, our return outpaced the returns of both the average convertible securities mutual fund and our index benchmark.
     There are considerable differences among the fund and its peers, making it difficult to assess the reasons for performance gaps. Nonetheless, a couple of factors helped our fund to top its average peer. First, the fund sold convertible holdings that had appreciated to the point where they traded in tandem with the issuers' common stocks. This has been the standard approach of our adviser, Oaktree Capital Management, and it limited the decline in the fund's net asset value when tech and telecom stocks started to tumble in March. The second factor--one that is ever important--was cost. The fund's operating expenses during fiscal 2000 amounted to 0.56% of average net assets, or $5.60 per $1,000 of assets. The average convertible securities fund charged nearly three times as much (1.53%, or $15.30 per $1,000 of assets). In practice, our cost advantage means that our average competitor must deliver nearly a full percentage point more in gross return just to provide the same net return to investors. That is a high hurdle, indeed.
     The fund outperformed the CS First Boston Convertibles Index, an unmanaged benchmark of regularly traded convertible bonds and convertible preferred stocks, by about 4 percentage points. The price-weighted index held larger positions in some of the more richly priced convertible securities, many of which soured along with tech stocks. Details about specific holdings are contained in the adviser's letter, which begins on page 6.

THE STRATEGY AND RISKS OF YOUR FUND
Some shareholders may have been surprised to witness the decline in the fund's value from mid-March until November 30, 2000. Although price declines are unwelcome, they are a fundamental part of the financial markets, and should be expected from time to time. Over the last ten years, price declines have twice exceeded the level of the fund's income dividends, leading to negative total returns in fiscal 1998 and 1994. With the recent market experience fresh in mind, it seems appropriate to review some of the risks inherent in our fund.

--------------------------------------------------------------------------------
WHILE INVESTMENT-GRADE CONVERTIBLES ACCOUNTED FOR MORE THAN HALF OF ALL CONVERTIBLES IN THE EARLY 1990S, THEY NOW REPRESENT LESS THAN 40% OF THE MARKET.
--------------------------------------------------------------------------------

     In pursuing the fund's investment objective--to provide current income along with long-term growth of capital--our investment adviser generally selects convertible bonds and convertible preferred stocks that, as a group, offer attractive yields and are issued by companies with above-average growth prospects. Small companies have long been significant issuers of convertibles, but the sectors from which those firms come have changed in the past several years. Specifically, technology and telecom firms have become aggressive issuers of convertibles--a development that has more closely tied the convertibles market to the fortunes of tech stocks and, thus, has increased the risk of convertible securities.
     It is important to note that many convertibles are issued by companies whose credit ratings are below investment-grade. In fact, while investment-grade convertibles accounted for more than half of all convertibles in the early 1990s, they now represent less than 40% of the market. A significant portion is simply not rated for creditworthiness. The possibility that an issuer will fail to pay interest on a debt security in a timely manner is known as credit risk. One facet of this risk is that convertibles are normally considered to be "junior" securities--the issuer must pay interest on its conventional debt before it can make payments to the holders of its convertible securities. Lower-rated and unrated securities are often considered speculative.
     Oaktree is a value-oriented adviser--it typically sells securities as they approach the prices at which they can or must be converted into shares of common stock. One by-product of this strategy can be high turnover. In fact, during the 12 months ended November 30, 2000, the fund's turnover rate was 182%, meaning that, on average, the fund held each security for less than seven months.
     The Convertible Securities Fund entails other risks as well. Interest rate risk--the chance that fluctuations in borrowing costs will hurt the value of the fund's investments--plays a significant role. That's because many convertible securities behave like bonds, whose market values fall as interest rates rise (and rise when interest rates fall). Complicating the picture is a proliferation of convertibles with innovative structures that can cause them to trade more like stocks. These securities have made the convertibles market more sensitive to what happens in the broad equity market.

LONG-TERM PERFORMANCE OVERVIEW
Although we're pleased that the Convertible Securities Fund outpaced its benchmarks during fiscal 2000, we believe the long term should be emphasized when evaluating investments.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    Ten Years Ended
                                                               November 30, 2000

                                       Average                    Final Value of
                                        Annual                         a $10,000
                                        Return                Initial Investment
--------------------------------------------------------------------------------
Vanguard Convertible
 Securities Fund                         13.4%                           $35,225
Average Convertible
 Securities Fund                         13.5                             35,430
CS First Boston Convertibles Index       14.4                             38,539
--------------------------------------------------------------------------------

     The table at left presents the average annual returns over the decade ended November 30, 2000, for the Convertible Securities Fund, our average peer, and our index benchmark. It also shows how hypothetical investments of $10,000 in each would have fared over the decade, assuming the reinvestment of income and capital gains distributions.
     As you can see, Vanguard Convertible Securities Fund's average annual return was in line with the average return for competing convertible securities funds. We trailed the CS First Boston Convertibles Index by 1.0 percentage point, in large part because of costs. As a theoretical portfolio, an index bears no operating or transaction costs, both of which act as a drag on real-world investments, such as mutual funds. Nonetheless, we will strive to beat our benchmark index--and the average convertible securities fund--in the coming decade. We thank shareholders for entrusting their hard-earned money to us.
     We would be surprised if returns from common stocks and from securities convertible into common stocks turn out to be as strong in the coming decade as they were during the 1990s. Of course, if inflation remains subdued, investors can do quite well even if returns are modest, as they were in fiscal 2000.

IN SUMMARY
Although many investors--especially those who counted on the trends from 1999 continuing--were disappointed during fiscal 2000, we believe it was a year of useful lessons. For one thing, the past year highlighted the value of diversification and balance. For another, fiscal 2000 reinforced the existence of investment risk. Risk is like a reef: It's not always evident, but it's always present. And like a reef, risk is particularly dangerous to those who let smooth sailing diminish their respect for it.
     As always, we believe a balanced portfolio that takes into account the inevitable risks of investing is the best way to garner the long-term rewards of the financial markets. Convertible securities can play a useful role in such a diversified portfolio. In any event, once you've plotted your course, we recommend that you stick with it.

Sincerely,
December 26, 2000

[PHOTO-JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
 from the Adviser                                OAKTREE CAPITAL MANAGEMENT, LLC

VANGUARD CONVERTIBLE SECURITIES FUND's performance during the fiscal year ended November 30, 2000, was relatively rewarding, given an extremely volatile investing environment. The fund's total return for the 12 months was 5.3%, which was well ahead of the 1.5% return for the Credit Suisse First Boston Convertible Securities Index, our primary benchmark, and the 3.7% return for the average convertible securities mutual fund. The final quarter of the fiscal year was particularly difficult for financial markets in general, but the fund performed relatively well. As expected during downturns in the stock market, the downside protection of convertibles held, cushioning the full impact of declines in the underlying equities.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT A REASONABLE LEVEL OF CURRENT INCOME AND LONG-TERM GROWTH IN CAPITAL CAN BE ACHIEVED BY INVESTING IN A BROADLY DIVERSIFIED GROUP OF CONVERTIBLE SECURITIES THAT PROVIDE ATTRACTIVE COMBINATIONS OF CURRENT INCOME AND POTENTIAL FOR PRICE APPRECIATION FROM THEIR CONVERTIBILITY INTO COMMON STOCK.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
In general, the convertible market was buffeted during fiscal year 2000 by the opposing forces of falling Treasury yields versus widening credit spreads, and strong earnings reports versus deteriorating forecasts. Specifically, issues in the health care, utility, and oil and gas sectors were the positive contributors for the convertible universe. The market also benefited from a very strong new-issue calendar for convertibles (with a record amount of issuance in 2000), as a wide variety of companies and structures came to market. Many of these issues, particularly in the latter part of the fiscal year, were from very large, creditworthy companies and experienced above-average appreciation.

THE FUND'S SUCCESSES
Leading the fund's fiscal-year return were convertibles from the energy, technology, health care, and financial industries. The fund's exposure to the health care sector was particularly rewarding, as drug development companies, genomic research firms, and health care service providers all performed above average. Winners in the portfolio from this sector included convertibles from Millennium Pharmaceuticals, ALZA, Biovail, Ivax, and Universal Health Services. The technology sector displayed broad-based strength for most of the year, and we benefited from exceptional performance by convertibles of Rational Software and Juniper Networks, the main rival to Cisco Systems.

Convertibles from financial services firms also added to our success; this group rose because the Federal Reserve Board did not raise interest rates in the latter part of the year. Above-average performers in the portfolio were convertibles from ACE and American International Group. Lastly, energy came back quite strongly, with convertibles from natural gas companies Apache and Anadarko turning in stellar years. Electricity generation companies such as AES and Calpine also notched strong gains.

THE FUND'S SHORTFALLS
The primary drag on both the broad convertible market and our fund's performance was the telecommunications group. Stock prices plummeted for telecom companies, which are among the largest issuers of convertible securities and, therefore, were meaningfully represented in the fund's holdings during fiscal 2000. This sector was hurt by concern over future financing, overvalued stocks, and execution problems at many companies--both large and small. Disappointing positions in the portfolio included convertibles from Nextel Communications, Winstar Communications, and American Tower.

OUR PORTFOLIO POSITION
As usual, the fund remains fully invested and well-diversified, with approximately 65 names representing a wide variety of industries. Our major focus in the current environment is on careful credit analysis of sectors and individual holdings. This leads us to favor securities from the higher rungs of the credit-quality ladder, with most issues having intermediate-term maturities and attractive yields. The fund's average credit quality has increased to a solid BB, due both to an attractive new-issue calendar offering a wide variety of investment-grade credits and to our decision to sell many lower-rated securities in the wake of increasing defaults and decreasing credit ratings. As always, we select convertible securities whose upside potential outweighs the relative downside risk.

Larry Keele, Portfolio Manager

December 11, 2000

(Portfolio Changes table is on the next page.)

PORTFOLIO CHANGES                     Fiscal Year Ended November 30, 2000
                                      Comments
--------------------------------------------------------------------------------
NEW HOLDINGS
Charter Communications                Combination of statistically cheap
 5.75%, due 10/15/2005                convertible and undervalued common.
--------------------------------------------------------------------------------
Tyco International                    Attractive convertible--very limited
 0.0%, due 11/17/2020                 downside risk.
--------------------------------------------------------------------------------
Corning                               Premier supplier of optical equipment.
 0.0%, due 11/8/2015
================================================================================
ELIMINATED
Tower Automotive                      Deteriorating conditions in auto industry.
 5.0%, due 8/1/2004
--------------------------------------------------------------------------------
Millennium Pharmaceuticals            Reached our price target.
 5.5%, due 1/15/2007
--------------------------------------------------------------------------------
PSINet                                Deteriorating fundamentals.
7.0%, Convertible Preferred
--------------------------------------------------------------------------------

                                                                     See page 14
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                             As of November 30, 2000
 for Convertible Securities Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged broad market index. Key terms are defined on pages 10-11.

-----------------------------------------------
FINANCIAL ATTRIBUTES

Number of Securities                        75
Yield                                     4.1%
Conversion Premium                       35.8%
Average Weighted Maturity            5.0 years
Average Coupon                            3.1%
Average Quality                             BB
Average Duration                     3.7 years
Foreign Holdings                          8.6%
Turnover Rate                             182%
Expense Ratio                            0.56%
Cash Investments                          3.7%
-----------------------------------------------


------------------------------------
DISTRIBUTION BY CREDIT
 QUALITY
 (% of bonds)

Aaa/AAA                       3.5%
Aa/AA                          0.0
A/A                            7.5
Baa/BBB                       20.9
Ba/BB                         22.4
B/B                           26.2
Less than B/B                  9.6
Not Rated 9.9
------------------------------------
Total 100.0%
------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Celestica, Inc.                                   3.6%
 (electronics)
Charter Communications, Inc.                      3.4
 (telecommunications)
Tyco International Ltd.                           3.3
 (diversified services)
Pride International, Inc.                         2.8
 (energy)
American Tower Corp.                              2.8
 (telecommunications)
Human Genome Sciences, Inc.                       2.6
 (biotechnology)
Titan Capital Trust                               2.5
 (technology)
International Rectifier Corp.                     2.5
 (electronics)
Universal Health Services, Inc.                   2.4
 (health products & services)
ALZA Corp.                                        2.2
 (pharmaceuticals)
-------------------------------------------------------
Top Ten                                           28.1%
-------------------------------------------------------


------------------------------------
VOLATILITY MEASURES
                            Wilshire
                      Fund      5000
------------------------------------
R-Squared             0.69    1.00
Beta                  0.81    1.00
------------------------------------

---------------------------
DISTRIBUTION BY MATURITY
 (% of bonds)

Under 1 Year           0.0%
1-5 Years             54.5
5-10 Years            45.5
10-20 Years            0.0
20-30 Years            0.0
Over 30 Years          0.0
---------------------------
Total 100.0%
---------------------------

(Sector Diversification table is on the next page.)

                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

--------------------------------
SECTOR DIVERSIFICATION
 (% of portfolio)

Auto & Transportation       2.9%
Consumer Discretionary      0.7
Consumer Staples            0.0
Financial Services          5.2
Health Care                19.7
Integrated Oils             1.8
Other Energy               17.4
Materials & Processing      0.0
Producer Durables           1.6
Technology                 32.3
Utilities                  15.0
Other                       3.4
--------------------------------



GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Convertible Securities Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 November 30, 1990-November 30, 2000

       Convertible Securities Fund    CS First Boston Convertibles Index
       ------------------------------------------------------------------
1991 -                        29.2                                  24.6
1992 -                        26.0                                  21.7
1993 -                        13.9                                  19.2
1994 -                        -4.4                                  -3.9
1995 -                        17.1                                  24.0
1996 -                        14.9                                  15.3
1997 -                        14.8                                  15.4
1998 -                        -2.2                                   1.4
1999 -                        24.8                                  30.6
2000 -                         5.3                                   1.5
--------------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       November 30, 1990-November 30, 2000

Initial investment of $10,000
Quarter   Convertible    Average      CS First
Ended     Securities   Convertible     Boston
            Fund       Securities   Convertibles
                         Fund          Index
199102      11459        11312         11305
199105      12529        12070         12047
199108      12926        12474         12609
199111      12925        12518         12460
199202      14833        13834         13911
199205      14754        13898         14221
199208      14936        14032         14417
199211      16286        14833         15166
199302      16579        15440         16041
199305      17453        16276         16925
199308      17940        17013         17735
199311      18544        17227         18082
199402      18919        17742         18607
199405      17725        16957         17561
199408      18369        17464         18204
199411      17738        16842         17381
199502      17981        17272         18063
199505      18945        18391         19520
199508      20394        19484         21168
199511      20771        20078         21549
199602      21263        21086         22742
199605      22751        22016         23990
199608      22484        21696         23346
199611      23861        23266         24856
199702      24422        23972         25319
199705      25147        24904         26205
199708      27085        26660         28465
199711      27395        27075         28680
199802      29307        28606         30121
199805      29558        29153         30579
199808      24806        25337         26352
199811      26802        27592         29069
199902      27446        28603         30627
199905      29639        30672         32913
199908      30612        31228         33980
199911      33462        34175         37954
200002      41228        41054         47584
200005      37487        38052         41915
200008      42657        41671         46620
200011      35225       35430          38539

                                  Average Annual Total Returns
                                Periods Ended November 30, 2000 Final Value ------------------------------- of a $10,000
                                    1 Year   5 Years   10 Years       Investment
--------------------------------------------------------------------------------
Convertible Securities Fund          5.27%    11.14%     13.42%          $35,225
Average Convertible Securities Fund* 3.67     12.03      13.48            35,430
CS First Boston Convertibles Index   1.54     12.33      14.44            38,539
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

A REPORT
  on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                            Periods Ended November 30, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                 One Year         Five Years           Ten Years
                           -----------------------------------------------------
                           Pre-Tax After-Tax Pre-Tax After-Tax Pre-Tax After-Tax
--------------------------------------------------------------------------------
Vanguard Convertible
 Securities Fund              5.3%      1.9%   11.1%      7.4%   13.4%     10.2%
Average Convertibles Fund*    3.4       0.3    12.0       8.7    13.8      11.0
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

                                                   You can use Vanguard's online
                                                  after-tax return calculator at
                                                      www.vanguard.com/?aftertax
                                                to get a customized calculation.

FINANCIAL STATEMENTS
  November 30, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                           Face           Market
                                                         Amount           Value*
CONVERTIBLE SECURITIES FUND                               (000)            (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (73.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.2%)
United Parcel Service, Inc.
  1.75%, 9/27/2007                                      $ 6,720          $ 7,178
                                                                    ------------
CONSUMER DISCRETIONARY (0.7%)
Getty Images, Inc.
  5.00%, 3/15/2007                                        2,750            1,953
Quanta Services Inc.
  4.00%, 7/1/2007                                           105               88
                                                                    ------------
                                                                           2,041
                                                                    ------------
FINANCIAL SERVICES (3.8%)
Affiliated Computer Services, Inc.
  4.00%, 3/15/2005                                        1,500            2,151
American International Group Inc.
  0.50%, 5/15/2007                                        3,295            3,682
Providian Financial Corp.
  3.25%, 8/15/2005                                        7,325            6,446
                                                                    ------------
                                                                          12,279
                                                                    ------------
HEALTH CARE (14.1%)
Allergan, Inc.
(1)0.00%, 11/1/2020                                       3,725            2,472
ALZA Corp.
  0.00%, 7/28/2020                                       10,280            7,273
Human Genome Sciences, Inc.
  3.75%, 3/15/2007                                       10,545            8,252
Imclone Systems, Inc.
  5.50%, 3/1/2005                                         3,615            3,556
Invitrogen Corp.
  5.50%, 3/1/2007                                         2,315            2,494
Ivax Corp.
  5.50%, 5/15/2007                                        3,340            4,375
Roche Holdings, Inc.
  0.00%, 4/20/2010                                        5,955            3,365
Sepracor, Inc.
  5.00%, 2/15/2007                                        2,585            2,530
Teva Pharmaceutical Industries Ltd.
(1)1.50%, 10/15/2005                                      3,570            3,731
Universal Health Services, Inc.
  0.426%, 6/23/2020                                      11,855            7,706
                                                                    ------------
                                                                          45,754
                                                                    ------------
INTEGRATED OILS (1.8%)
Kerr-McGee Corp.
  5.25%, 2/15/2010                                        4,735            5,729
                                                                    ------------
OTHER ENERGY (11.5%)
Baker Hughes, Inc.
  0.00%, 5/5/2008                                         6,825            5,460
Devon Energy Corp.
  4.95%, 8/15/2008                                        6,095            5,706
Global Marine, Inc.
  0.00%, 6/23/2020                                        1,840              830

Nabors Industries, Inc.
  0.00%, 6/20/2020                                        5,690            3,670
Pogo Producing Co.
  5.50%, 6/15/2006                                        1,970            1,684
Pride International, Inc.
  0.00%, 4/24/2018                                       23,015            8,960
SEACOR Holdings, Inc.
  5.375%, 11/15/2006                                      6,295            6,673
Transocean Sedco Forex Inc.
  0.00%, 5/24/2020                                        6,805            3,726
Weatherford International, Inc.
  0.00%, 6/30/2020                                        1,245              626
                                                                    ------------
                                                                          37,335
                                                                    ------------
PRODUCER DURABLES (1.6%)
PerkinElmer Inc.
  0.00%, 8/7/2020                                         8,125            5,012
                                                                    ------------
TECHNOLOGY (28.6%)
COMMUNICATIONS TECHNOLOGY (9.4%)
American Tower Corp.
  5.00%, 2/15/2010                                       11,035            8,939
Anixter International, Inc.
  0.00%, 6/28/2020                                        9,075            2,025
Comverse Technology, Inc.
(1)1.50%, 12/1/2005                                       7,240            6,878
Corning, Inc.
  0.00%, 11/8/2015                                        9,150            6,645
Critical Path, Inc.
  5.75%, 4/1/2005                                         1,720              998
Oni Systems Corp.
  5.00%, 10/15/2005                                       5,115            3,485
Spectrasite Holdings, Inc.
(1)6.75%, 11/15/2010                                      1,990            1,572

COMPUTER SERVICES SOFTWARE & SYSTEMS (2.6%)
Mercury Interactive Corp.
  4.75%, 7/1/2007                                         1,385            1,180
Peregrine Systems, Inc.
(1)5.50%, 11/15/2007                                      3,550            3,053
Rational Software Corp.
  5.00%, 2/1/2007                                         3,725            4,067

ELECTRONICS (2.0%)
Sanmina Corp.
(1)0.00%, 9/12/2020                                      17,525            6,484

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (9.6%)
Cypress Semiconductor Corp.
  4.00%, 2/1/2005                                         7,950            6,320
International Rectifier Corp.
  4.25%, 7/15/2007                                       11,830            7,970
Nvidia Corp.
  4.75%, 10/15/2007                                       5,575            3,979
Semtech Corp.
  4.50%, 2/1/2007                                         7,420            5,528
Transwitch Corp.
(1)4.50%, 9/12/2005                                       9,710            7,204

ELECTRONICS--TECHNOLOGY (5.0%)
Celestica, Inc.
  0.00%, 8/1/2020                                        27,225           11,605
SCI Systems Inc.
  3.00%, 3/15/2007                                        5,590            4,476
                                                                    ------------
                                                                          92,408
                                                                    ------------
UTILITIES (6.3%)
Charter Communications, Inc.
(1)5.75%, 10/15/2005                                     10,080           10,886
EchoStar Communications Corp.
  4.875%, 1/1/2007                                        6,800            5,746
Level 3 Communications, Inc.
  6.00%, 9/15/2009                                        6,050            3,702
                                                                    ------------
                                                                          20,334
                                                                    ------------
OTHER (3.3%)
Tyco International Ltd.
(1) 0.00%, 11/17/2020                                    14,560           10,774
                                                                    ------------

TOTAL CONVERTIBLE BONDS
  (Cost $263,464)                                                        238,844
--------------------------------------------------------------------------------
                                                         Shares
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (22.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.5%)
 Canadian National Railway Co.
  5.25% Cvt. Pfd.                                        37,000            1,744
                                                                    ------------
FINANCIAL SERVICES (1.2%)
 ACE, Ltd. 8.25% Cvt. Pfd.                               48,600            3,906
                                                                    ------------
HEALTH CARE (4.8%)
*Express Scripts, Inc.
  7.00% Cvt. Pfd.                                        84,100            6,197
 McKesson Financing Trust
  5.00% Cvt. Pfd.                                        95,700            4,689
 Biovail Corp.
  6.75% Cvt. Pfd.                                        54,400            3,393
 Caremark Rx, Inc.
  7.00% Cvt. Pfd.                                        17,900            1,401
                                                                    ------------
                                                                          15,680
                                                                    ------------
OTHER ENERGY (5.2%)
 EVI, Inc. 5.00% Cvt. Pfd.                              157,300            6,469
 Tosco Finance Trust
  5.75% Cvt. Pfd.                                        87,600            4,336
 Apache Corp. 6.50% Cvt. Pfd.                            69,400            3,262
 Pogo Trust I 6.50% Cvt. Pfd.                            48,700            2,651
                                                                    ------------
                                                                          16,718
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CONVERTIBLE SECURITIES FUND                               Shares           (000)
--------------------------------------------------------------------------------
TECHNOLOGY (2.5%)
 Titan Capital Trust 5.75%
  Cvt. Pfd.                                             278,200       $    8,068
                                                                    ------------
UTILITIES (8.2%)
*Dominion Resources, Inc.
  9.50% Cvt. Pfd.                                       102,100            6,043
 AES Trust VII 6.00% Cvt. Pfd.                           81,100            5,251
 Broadwing Inc. 6.75% Cvt. Pfd.                         126,500            5,084
 Calpine Capital Trust III
  5.00% Cvt. Pfd.                                        65,300            3,396
*SEI Trust I 6.25% Cvt. Pfd.                             59,600            3,375
*UnitedGlobalCom Inc.
  7.00% Cvt. Pfd.                                        98,700            1,678
 Global Crossing Holding Ltd.
  7.00% Cvt. Pfd.                                        14,120            1,620
                                                                    ------------
                                                                          26,447
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $78,474)                                                          72,563
--------------------------------------------------------------------------------
                                                           Face
                                                         Amount
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.51%, 12/1/2000                                      $ 6,646            6,646
  6.52%, 12/1/2000--Note F                               12,750           12,750
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $19,396)                                                          19,396
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
  (Cost $361,334)                                                        330,803
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       9,897
Security Lending Collateral Payable to Brokers--Note F                  (12,750)
Other Liabilities                                                        (4,492)
                                                                    ------------
                                                                         (7,345)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 25,511,959 outstanding
 $.001 par value shares of beneficial interest
  (unlimited authorization)                                             $323,458
================================================================================
NET ASSET VALUE PER SHARE $12.68
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, the aggregate value of these securities was $53,054,000, representing 16.4% of net assets.
--------------------------------------------------------------------------------
                                                         Amount              Per
                                                          (000)            Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note D                                $338,398           $13.26
Undistributed Net
  Investment Income                                       2,622              .10
Accumulated Net
  Realized Gains--Note D                                 12,969              .51
Unrealized Depreciation--Note E                        (30,531)           (1.19)
--------------------------------------------------------------------------------
NET ASSETS                                             $323,458           $12.68
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                     Convertible Securities Fund
                                                    Year Ended November 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                               $ 3,324
 Interest                                                                 10,870
 Security Lending                                                            118
--------------------------------------------------------------------------------
TOTAL INCOME                                                              14,312
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                1,240
  Performance Adjustment                                                   (414)
 The Vanguard Group--Note C
  Management and Administrative                                              804
  Marketing and Distribution                                                  27
 Custodian Fees                                                               12
 Auditing Fees                                                                 8
 Shareholders' Reports                                                        16
--------------------------------------------------------------------------------
  Total Expenses                                                           1,693
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     12,619
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                           19,964
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)OF INVESTMENT SECURITIES(43,816)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(11,233)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                    Convertible Securities Fund
                                                       Year Ended November 30,
                                                  ------------------------------
                                                                2000      1999
                                                               (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                      $ 12,619   $ 7,219
 Realized Net Gain                                            19,964    10,911
 Change in Unrealized Appreciation (Depreciation)            (43,816)   19,254
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  (11,233)   37,384
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                       (11,273)   (8,161)
 Realized Capital Gain                                        (9,590)       --
--------------------------------------------------------------------------------
  Total Distributions                                        (20,863)   (8,161)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                      241,127    28,408
 Issued in Lieu of Cash Distributions                         18,490     6,782
 Redeemed                                                    (83,695)  (56,911)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions    175,922   (21,721)
--------------------------------------------------------------------------------
 Total Increase                                              143,826     7,502
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                           179,632   172,130
--------------------------------------------------------------------------------
 End of Year                                                $323,458  $179,632
================================================================================
1Shares Issued (Redeemed)
 Issued                                                       16,351     2,386
 Issued in Lieu of Cash Distributions                          1,342       603
 Redeemed                                                     (5,811)   (4,869)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding               11,882    (1,880)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------
                                                                CONVERTIBLE SECURITIES FUND
                                                                   YEAR ENDED NOVEMBER 30,
                                                       ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              2000     1999      1998     1997      1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $13.18   $11.10    $13.01   $13.07    $12.03
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .56      .52       .52      .53       .43
 Net Realized and Unrealized Gain (Loss) on Investments    .19     2.13      (.77)    1.17      1.29
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .75     2.65      (.25)    1.70      1.72
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.55)    (.57)     (.54)    (.47)     (.54)
 Distributions from Realized Capital Gains                (.70)      --     (1.12)   (1.29)     (.14)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                    (1.25)    (.57)    (1.66)   (1.76)     (.68)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $12.68   $13.18    $11.10   $13.01     $13.07
=====================================================================================================
TOTAL RETURN                                             5.27%   24.85%    -2.16%   14.81%     14.88%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $323     $180      $172     $189       $170
 Ratio of Total Expenses to Average Net Assets           0.56%    0.55%     0.73%    0.67%      0.69%
 Ratio of Net Investment Income to Average Net Assets    4.19%    4.30%     4.36%    4.29%      3.43%
 Portfolio Turnover Rate                                  182%     162%      186%     182%        97%
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 2000, the advisory fee represented an effective annual rate of 0.41% of the fund's average net assets before a decrease of $414,000 (0.14%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 2000, the fund purchased $698,409,000 of investment securities and sold $519,176,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,800,000 from accumulated net realized gains to paid-in capital.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2000, the fund realized gains of $109,000, from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At November 30, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $30,531,000, consisting of unrealized gains of $14,754,000 on securities that had risen in value since their purchase and $45,285,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 2000, was $11,635,000, for which the fund held cash collateral of $12,750,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the fund to change its accounting policies to begin to amortize premiums on convertible bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value or total return, but may result in certain amounts being reclassified from interest income to realized and unrealized gain for financial statement purposes. The fund has not yet quantified the potential impact, if any, of these reclassifications on the financial statements.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Convertible Securities Fund

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 2, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CONVERTIBLE SECURITIES FUND
This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $4,449,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 2.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
StateTax-Exempt Bond Funds (California,  Florida, Massachusetts, New Jersey, New
     York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
StateTax-Exempt  Money Market Funds  (California,  New Jersey,  New York,  Ohio,
     Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of "Victory," by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar Inc., unless otherwise noted.

Standard & Poor's (R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q820 012001